Exhibit 1.1

EXECUTION

11,085,000 Trust Units

VOC ENERGY TRUST

UNDERWRITING AGREEMENT

St. Petersburg, Florida

May 4, 2011

Raymond James & Associates, Inc.
Morgan Stanley & Co. Incorporated

As Representatives of the Several Underwriters

listed on Schedule I hereto

c/o Raymond James & Associates, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Ladies and Gentlemen:

VOC Brazos Energy Partners, L.P., a Texas limited partnership (the “Company”), proposes, subject to the terms and conditions stated herein, to sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), an aggregate of 11,085,000 units of beneficial interest (the “Trust Units”) in VOC Energy Trust, a statutory trust formed under the laws of the State of Delaware (the “Trust”).  The aggregate of 11,085,000 Trust Units to be purchased from the Company are called the “Firm Units.”  In addition, the Company has agreed to sell to the Underwriters, upon the terms and conditions stated herein, up to an additional 1,662,750 Trust Units (the “Additional Units”) to cover over-allotments by the Underwriters, if any.  The Firm Units and the Additional Units are collectively referred to in this Agreement as the “Units.”  Raymond James & Associates, Inc. and Morgan Stanley & Co. Incorporated are acting as the representatives of the several Underwriters and in such capacity are referred to in this Agreement as the “Representatives.”

It is understood and agreed by all parties hereto that the Company and VOC Kansas Energy Partners, LLC, a Kansas limited liability company (“KEP,” and together with the Company, the “Grantor”) have caused the formation of the Trust and will convey, or cause to be conveyed, to the Trust a net profits interest (the “Net Profits Interest”) entitling the Trust to receive 80% of the net proceeds from the sale of production of oil and natural gas attributable to the Grantor’s interest in substantially all of its oil and natural gas properties after deduction of all royalties and other burdens on production thereon that are produced during the term of the Trust, in exchange for 17,000,000 Trust Units. VOC Partners, LLC, a Kansas limited liability company (“VOC Partners”), and the Company entered into the Trust Unit Purchase Agreement dated

December 27, 2010 (the “Trust Unit Purchase Agreement”) pursuant to which the Company agreed to sell to VOC Partners, on the 45th day after the Closing Date (as defined in Section 4 hereof), all Trust Units it owns at such time.

It is further understood and agreed to by all parties hereto that the following transactions have occurred or will occur on or before the Closing Date (as hereinafter defined):

(a)           The Company will acquire all of the membership interests in KEP in exchange for newly issued limited partnership interests in the Company pursuant to the Contribution and Exchange Agreement dated August 30, 2010, as amended by the First Amendment thereto dated April 11, 2011 (the “Contribution and Exchange Agreement”).

(b)           The Grantor will convey to the Trust the Net Profits Interest by execution of the Conveyance of Term Net Profits Interest and Assignment of Pre-Effective Time Payment (the “Conveyance”) in exchange for 17,000,000 Trust Units in the aggregate issued to the Company.

(c)           The Company will enter into the Amended and Restated Credit Agreement dated as of the date hereof among the Company, VOC Partners, Bank of America, N.A. and the other lenders party thereto from time to time (the “Amended and Restated Credit Agreement”).

(d)           The public offering of the Firm Units contemplated hereby will be consummated.

(e)           The Trust Agreement of the Trust by and among the Company, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”), as amended to the date hereof (the “Organizational Trust Agreement”), shall be amended and restated (as so amended and restated, the “Trust Agreement”).

(f)            The Company and the Trustee will enter into an Administrative Services Agreement outlining the provision of administrative services for the Trust by the Company and its compensation therefor (the “Administrative Services Agreement”).

(g)           VOC Partners and the Trust will enter into a registration rights agreement granting registration rights to VOC Partners with respect to the Trust Units it will purchase pursuant to the Trust Unit Purchase Agreement (the “Registration Rights Agreement”).

The transactions contemplated above are referred to herein as the “Transactions.” The “Transaction Documents” shall mean the Conveyance, the Administrative Services Agreement, the Contribution and Exchange Agreement, the Registration Rights Agreement and the Amended and Restated Credit Agreement.

The “Organizational Documents” shall mean the Organizational Trust Agreement, the Trust Agreement, the Certificate of Trust of the Trust, the Certificate of Limited Partnership of the Company, the Amended and Restated Agreement of Limited Partnership of the Company, the Articles of Organization of KEP, the Operating Agreement of KEP, the Articles of Organization of VOC Partners and the Operating Agreement of VOC Partners.

The “Operative Agreements” shall mean the Transaction Documents, the Organizational Trust Agreement and the Trust Agreement.

1.             Registration Statement and Prospectus.  The Trust and the Company have prepared and filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), a joint registration statement on Form S-1 (File No. 333-171474), including a prospectus subject to completion, relating to the Units.  Such registration statement, as amended, including the financial statements, exhibits, annexes and schedules thereto, at the time when it becomes effective and as thereafter amended by any post-effective amendment, is referred to in this Agreement as the “Registration Statement.”  The prospectus in the last form included in the Registration Statement or, if the prospectus included in the Registration Statement omits certain information in reliance upon Rule 430A under the Act and such information is thereafter included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act or as part of a post-effective amendment to the Registration Statement after the Registration Statement becomes effective, the prospectus as so filed, is referred to in this Agreement as the “Prospectus.”  If the Trust and the Company file another registration statement with the Commission to register additional Trust Units pursuant to Rule 462(b) under the Act (the “Rule 462 Registration Statement”), then any reference to “Registration Statement” herein shall be deemed to include the registration statement on Form S-1 (File No. 333-171474) and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the Act.  The prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of such Registration Statement with the Commission and each such prospectus as amended from time to time until the date of the Prospectus is referred to in this Agreement as a “Preliminary Prospectus.”  For purposes of this Agreement, “free writing prospectus” has the meaning ascribed to it in Rule 405 under the Act, and “Issuer Free Writing Prospectus” shall mean each free writing prospectus prepared by or on behalf of the Company or the Trust or used or referred to by the Company or the Trust in connection with the offering of the Units.  “Time of Sale Information” shall mean the most recent Preliminary Prospectus together with each free writing prospectus, if any, identified in Schedule II hereto as being included in the Time of Sale Information, and the information set out in Schedule III hereto.  All references in this Agreement to the Registration Statement, the Rule 462 Registration Statement, the Preliminary Prospectus, the Prospectus or the Time of Sale Information, or any amendments or supplements to any of the foregoing, shall be deemed to refer to and include any documents incorporated by reference therein, and shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).  “Effective Date” means each date and time as of which any Registration Statement was or is declared effective by the Commission.  “Time of Sale” means 5:30 p.m., St. Petersburg, Florida time, on May 4, 2011.

2.             Agreements to Sell and Purchase.  The Company hereby agrees to sell the Firm Units to the Underwriters and, upon the basis of the representations, warranties and agreements of the Company and the Trust herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company at a purchase price of $19.635 per Unit (the “purchase price per Unit”), the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto.

The Company hereby also agrees to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company and the Trust herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right for 30 days from the date of the Prospectus to purchase from the Company up to 1,662,750 Additional Units at the purchase price per Unit of the Firm Units.  The Additional Units may be purchased solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Firm Units.  If any Additional Units are to be purchased, each Underwriter, severally and not jointly, agrees to purchase the number of Additional Units (subject to such adjustments as you may determine to avoid fractional units) that bears the same proportion to the total number of Additional Units to be purchased by the Underwriters as the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Units.  The option to purchase Additional Units may be exercised in whole or in part at any time or from time to time within 30 days after the date of the Prospectus.

It is further understood that up to 8.2% of the Firm Units (the “Directed Units”) will initially be reserved by the several Underwriters for offer and sale upon the terms and conditions to be set forth in the most recent Preliminary Prospectus and in accordance with the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”) to the executive management team of the Company and certain other persons associated with the Company (each such person a “Directed Unit Participant”) who have heretofore delivered to Raymond James & Associates, Inc. offers to purchase Firm Units in form satisfactory to Raymond James & Associates, Inc. (such program, the “Directed Unit Program”) and that any allocation of such Firm Units among such persons will be made in accordance with timely directions received by Raymond James & Associates, Inc. from the Company; provided that under no circumstances will Raymond James & Associates, Inc. or any Underwriter be liable to the Trust or the Company or to any such person for any action taken or omitted in good faith in connection with such Directed Unit Program.  It is further understood that any Directed Units not affirmatively reconfirmed for purchase by any participant in the Directed Unit Program by 9:00 A.M., New York City time, on the first business day following the date hereof or otherwise are not purchased by such persons will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus.  Each Directed Unit Participant purchasing in excess of $100,000 worth of Units shall execute a Lock-Up Agreement, in the form of Exhibit A attached hereto.

The Company agrees to pay all fees and disbursements incurred by the Underwriters in connection with the Directed Unit Program and any stamp duties or other taxes incurred by the Underwriters in connection with the Directed Unit Program.

3.             Terms of Public Offering.  The Trust and the Company have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Units as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Units upon the terms set forth in the Prospectus.

Not later than 12:00 p.m. on the second business day following the date the Units are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representatives shall reasonably request.

4.             Delivery of the Units and Payment Therefor.  Delivery to the Underwriters of the Firm Units and payment therefor shall be made at the offices of Baker Botts L.L.P., 910 Louisiana, Houston, Texas at 9:00 a.m., Houston, Texas time, on May 10, 2011 or such other place, time and date not later than 12:30 p.m., Houston, Texas time, on May 24, 2011 as the Representatives shall designate by notice to the Trust and the Company (the time and date of such closing are called the “Closing Date”).  The place of closing for the Firm Units and the Closing Date may be varied by agreement among the Representatives, the Trust and the Company.  The Trust and the Company hereby acknowledge that circumstances under which the Representatives may provide notice to postpone the Closing Date as originally scheduled include any determination by the Trust, the Company or the Representatives to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 12 hereof.

Delivery to the Underwriters of and payment for any Additional Units to be purchased by the Underwriters shall be made at the offices of Baker Botts, L.L.P., 910 Louisiana, Houston, Texas at 9:00 a.m., Houston, Texas time, on such date or dates (each an “Additional Closing Date”) (which may be the same as the Closing Date, but shall in no event be earlier than the Closing Date nor earlier than three nor later than ten business days after the giving of the notice hereinafter referred to) as shall be specified in a written notice or notices, from the Representatives on behalf of the Underwriters to the Company and the Trust, of the Underwriters’ determination to purchase a number, specified in such notice or notices, of Additional Units.  Such notice or notices may be given at any time within 30 days after the date of the Prospectus and must set forth (i) the aggregate number of Additional Units as to which the Underwriters are exercising the option and (ii) the names and denominations in which ownership of the Additional Units is to be registered.  The place of closing for the Additional Units and the Additional Closing Date may be varied by agreement among you, the Trust and the Company.

Delivery of the Firm Units and of any Additional Units to be purchased hereunder shall be made through the facilities of The Depository Trust Company against payment of the purchase price therefor by wire transfer of immediately available funds to an account or accounts specified in writing, not later than the close of business on the business day next preceding the Closing Date or the Additional Closing Date, as the case may be, by the Company.  Payment for the Firm Units sold by the Company hereunder shall be delivered by the Representatives to the Company.  Payment for the Additional Units sold by the Company hereunder, if any, shall be delivered by the Representatives to the Company.

It is understood that the Representatives have been authorized, for their own accounts and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price per Unit for the Firm Units and the Additional Units, if any, that the Underwriters have agreed to purchase.  Raymond James and Associates, Inc. and Morgan Stanley & Co. Incorporated, each individually and not as a Representative of the Underwriters, may, but shall not be obligated to, make payment for any Units to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the Closing Date or the Additional Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

5.             Covenants and Agreements.  Each of the Company and the Trust, each as to itself, covenants and agrees with the several Underwriters as follows:

(a)           Each of the Company and the Trust will use their best efforts to cause the Registration Statement and any amendments thereto to become effective, if it has not already become effective, and will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement has become effective and the time and date of any filing of any post-effective Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus and the time and date that any post-effective amendment to the Registration Statement becomes effective, (ii) if Rule 430A under the Act is employed, when the Prospectus has been timely filed pursuant to Rule 424(b) under the Act, (iii) of the receipt of any comments of the Commission, or any request by the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Units for offering or sale in any jurisdiction or the initiation of any proceeding for such purposes and (v) within the period of time referred to in Section 5(h) below, of any change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company, the Trust or the Underlying Properties (as defined in the Registration Statement, the Prospectus and the Time of Sale Information), or of any event that comes to the attention of the Company or the Trust that makes any statement made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue in any material respect or that requires the making of any additions thereto or changes therein in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other applicable law.  If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company and the Trust will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.  The Company will provide the Underwriters with copies of the form of Prospectus, in such number as the Underwriters may reasonably request, and file with the Commission such Prospectus in accordance with Rule 424(b) of the Act before the close of business on the first business day immediately following the date hereof.

(b)           The Company will furnish to you, without charge, upon request a photocopy of the signed original of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto as you may reasonably request.

(c)           The Company and the Trust will promptly file with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company, the Trust or the Representatives, be required by the Act or requested by the Commission.

(d)           The Company will furnish a copy of any amendment or supplement to the Registration Statement or to the Prospectus or any Issuer Free Writing Prospectus to the Representatives and counsel for the Underwriters and obtain your consent prior to filing any of those with the Commission, which consent shall not be unreasonably withheld or delayed.

(e)           Neither the Company nor the Trust has made or will make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without your prior consent, which consent shall not be unreasonably withheld or delayed.

(f)            The Company and the Trust will retain in accordance with the Act all Issuer Free Writing Prospectuses not required to be filed pursuant to the Act; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify you and, upon your request, to file such document (if required to be filed pursuant to the Act) and to prepare and furnish without charge to each Underwriter as many copies as they may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(g)           Prior to the execution and delivery of this Agreement, the Company has delivered or will deliver to you, without charge, in such quantities as you have requested or may hereafter reasonably request, copies of each form of the Preliminary Prospectus.  Consistent with the provisions of Section 5(h) hereof, the Company and the Trust consent to the use, in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Units are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Preliminary Prospectus so furnished by the Company or the Trust.

(h)           As soon after the execution and delivery of this Agreement as is practicable and thereafter from time to time for such period as in the reasonable opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or a dealer, and for so long a period as you may request for the distribution of the Units, the Company will deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus and the Time of Sale Information (and of any amendment or supplement thereto) as they may reasonably request.  The Company and the Trust consent to the use of the Prospectus and the Time of Sale Information (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Units are offered by the several Underwriters and by all dealers to whom Units may be sold, both in connection with the offering and sale of the Units and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer.  If at any time prior to the later of (i) the completion of the distribution of the Units pursuant to the offering contemplated by the Registration Statement or (ii) the expiration of prospectus delivery requirements with respect to the Units under Section 4(3) of the Act and Rule 174 thereunder, any event shall occur that in the judgment of the Company or the Trust or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Company and the Trust will forthwith prepare and, subject to Section 5(a) hereof, file with the Commission and use their best efforts to cause to become effective as promptly as possible an appropriate supplement or amendment thereto, and will furnish to each Underwriter who has previously requested Prospectuses, without charge, a reasonable number of copies thereof.

(i)            If this Agreement shall terminate or shall be terminated after execution pursuant to any provision hereof (except pursuant to a termination under Section 12 hereof) or if this Agreement shall be terminated by the Underwriters because of any inability, failure or refusal on the part of the Company or the Trust to perform in all material respects any agreement herein or to comply in all material respects with any of the terms or provisions hereof or to fulfill in all material respects any of the conditions of this Agreement, the Company agrees to reimburse the Representatives and the other Underwriters, other than defaulting Underwriters, for all out-of-pocket expenses (including travel expenses and reasonable fees and expenses of counsel for the Underwriters, but excluding wages and salaries paid by the Representatives or the other Underwriters) reasonably incurred by the Representatives or the other Underwriters in connection herewith.

(j)            The Company will apply the net proceeds from the sale of the Units to be sold by it hereunder in accordance in all material respects with the statements under the caption “Use of Proceeds” in the Prospectus.

(k)           For a period commencing on the date hereof and ending on the 180th day after the date of the Prospectus (the “Lock-Up Period”), neither the Company nor the Trust will, directly or indirectly, (i) offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Units, or other securities of the Trust, or other securities that are derived from the Subject Interests (as defined in the Conveyance) that are substantially similar to the Units, or securities convertible into or exchangeable for Units, or sell or grant options, rights or warrants with respect to any Units or securities convertible into or exchangeable for Units (collectively, “Trust Securities”), (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Units, whether any such transaction is to be settled by delivery of Units or other securities, in cash or otherwise, (iii) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Trust Securities or (iv) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Representatives on behalf of the Underwriters; notwithstanding the foregoing if (x) during the last 17 days of the Lock-Up Period, the Trust issues an earnings release or announces material news or a material event relating to the Trust occurs or (y) prior to the expiration of the Lock-Up Period, the Trust announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this Section 5(k) shall continue to apply until the expiration of the 18-day period beginning on the date of issuance of the earnings release, announcement of earnings or the announcement of the material news or the occurrence of the material event, unless the Representatives, on behalf of the Underwriters, waives such extension in writing. The foregoing restrictions shall not apply to the sale of up to 5,915,000 Units by the Company to VOC Partners pursuant to the Trust Unit Purchase Agreement and to the pledge of Trust Units pursuant to and in accordance with the Amended and Restated Credit Agreement.

(l)            The Company and the Trust will comply with all provisions of any undertakings contained in the Registration Statement.

(m)          Neither the Company nor the Trust will at any time, directly or indirectly, take any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Trust Units to facilitate the sale or resale of any of the Units in violation of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”), the Act or other applicable law.

(n)           On the Closing Date and on each Additional Closing Date, if any, all stock transfer, stamp duties and other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Units to be sold by the Company to the several Underwriters or otherwise in connection with the performance of the Company’s obligations hereunder will have been fully paid for by the Company and all laws imposing such taxes will have been fully complied with.

(o)           In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, with respect to the transactions herein contemplated, the Company shall deliver to you at or prior to the Closing Date a properly completed and executed United States Treasury Department Substitute Form W-9.

(p)           Not more than seven days following the Closing Date, the Company will record the Conveyance in the Recorder of Deeds in the Register and Recorder’s Offices of the Kansas and Texas counties where the Subject Interests are located. The Company will provide to the Underwriters evidence of such filings reasonably satisfactory to counsel for the Underwriters as promptly as practicable following the time of such filings, and in any event not more than sixty days following the Closing Date.

(q)           The Company and the Trust will cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Units for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents as may be reasonably necessary in order to effect and maintain such registration or qualification for so long as required to complete the distribution of the Units; provided that in no event shall the Company or the Trust be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in suits, other than those arising out of the offering or sale of the Units, as contemplated by this Agreement and the Prospectus, in any jurisdiction where it is not now so subject.  In the event that the qualification of the Units in any jurisdiction is suspended, the Company and the Trust shall so advise you promptly in writing.

(r)            The Trust will timely file with the New York Stock Exchange (the “NYSE”) all documents and notices required by the NYSE of trusts that have or will issue securities that are traded on the NYSE.

(s)           The Trust will engage and maintain, at its expense, a transfer agent and, if necessary under the jurisdiction of its organization or the rules of any national securities exchange on which the Trust Units will be listed, a registrar (which, if permitted by applicable laws and rules may be the same entity as the transfer agent) for the Trust Units.

(t)            The Trust will make generally available to holders of the Trust Units a consolidated earnings statement (in form complying with the provisions of Rule 158), which need not be audited, covering a 12-month period commencing after the effective date of the Registration Statement and the Rule 462 Registration Statement, if any, and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

(u)           The Trust will furnish to holders of the Trust Units as soon as practicable after the end of each fiscal year an annual report (including financial statements of the Trust certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to holders of the Trust Units summary financial information of the Trust for such quarter in reasonable detail. For purposes of this Section 5(u), the Trust shall be deemed to have made available such summary financial information if such information has been filed on EDGAR.

(v)           During the period ending three years from the date hereof, the Trust will furnish to you and, upon your request, to each of the other Underwriters, (i) as soon as available, a copy of each proxy statement, quarterly or annual report or other report of the Trust mailed to unitholders or filed with the Commission, FINRA or the NYSE or any national securities exchange and (ii) from time to time such other information concerning the Trust as you may reasonably request.  For purposes of this Section 5(w), the Trust shall be deemed to have furnished the required information if such document has been filed on EDGAR.

6.             Representations and Warranties.

6.1           Of the Company and the Trust.  The Company and the Trust hereby jointly and severally represent and warrant to each Underwriter on the date hereof, and shall be deemed to jointly and represent and warrant to each Underwriter on the Closing Date and the Additional Closing Date, as the case may be, that:

(a)           Not an “Ineligible Issuer.” The Trust was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Trust or any other offering participant made a bona fide offer (within the meaning of Rule 164(h) under the Act) of the Trust Units, is not on the date hereof and will not be on the Closing Date and the Additional Closing Date, as the case may be, an “ineligible issuer” (as defined in Rule 405).

(b)           No Stop Order. No stop order suspending the effectiveness of the Registration Statement, any post-effective amendment thereto or the Rule 462 Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Trust or the Company, threatened by the Commission.  No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Trust or the Company, threatened by the Commission.

(c)           No Material Misstatements or Omissions in Registration Statement. The Registration Statement conforms, and any further amendments or supplements to the Registration Statement will conform, in all material respects, to the applicable requirements of the Act and did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company or the Trust by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 14.

(d)           No Material Misstatements or Omissions in Prospectus. The Prospectus will conform, when filed with the Commission under Rule 424(b), in all material respects to the applicable requirements of the Act, and will not, as of its date and on each of the Closing Date and the Additional Closing Date, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company or the Trust by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 14.

(e)           No Material Misstatements or Omissions in Time of Sale Information. The most recent Preliminary Prospectus conformed, as of the Effective Date and as of the date hereof, in all material respects to the applicable requirements of the Act.  Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the applicable requirements of the Act on the date of first use.  The Time of Sale Information, as of the Time of Sale, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus, as of its time of first use, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus; provided that no representation or warranty is made as to information contained in or omitted from the Time of Sale Information in reliance upon and in conformity with written information furnished to the Company or the Trust by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 14. Neither the Company nor the Trust has made any offer relating to the Trust Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The

Company and the Trust have retained in accordance with the Act all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Act. The Company and the Trust have taken all actions necessary so that any “road show” (as defined in Rule 433 of the Act) in connection with the offering of the Units will not be required to be filed pursuant to the Act.

(f)            Formation, Due Qualification and Authority of the Trust. The Trust has been duly formed and is validly existing as a statutory trust in good standing under the Delaware Statutory Trust Act, and all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a statutory trust have been made. The Trust has full power and authority to own or lease, as the case may be, its properties and to conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify (i) has not had or will not have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Trust or the Underlying Properties (the occurrence of such an event or result being referred to as a “Material Adverse Effect”), (ii) has not materially impaired or will not materially impair the ability of the Trust, the Company or KEP to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which the Trust is a party or (iii) has not subjected or will not subject the unitholders of the Trust to any material liability or disability. The activities of the Trustee pursuant to the Trust Agreement will not require the appointment of an ancillary trustee in the States of Texas or Kansas.

(g)           Outstanding Trust Units. At the Closing Date, after giving effect to the Transactions and assuming no exercise of the Underwriters’ over-allotment option, the Trust will have outstanding 17,000,000 Trust Units; such Trust Units and the beneficial interests in the Trust represented thereby will be duly authorized and validly issued in accordance with the Trust Agreement, and will be fully paid and nonassessable and free from any preemptive or similar rights.

(h)           Conformity of Securities to Description in the Registration Statement, the Time of Sale Information and the Prospectus. The Trust Units conform in all material respects to the descriptions thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus.

(i)            Legal Proceedings.  Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Trust or the Company, threatened, to which the Trust is or may be a party or to which the business or assets of the Trust is or may be subject or (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which the Trust is a party or to which the business or assets of the Trust is subject, that, individually or in the aggregate, will result in a Material Adverse Effect or materially impair the ability of the Trust, the Company or KEP to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which the Trust is a party.

(j)            Legal Proceedings to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the Trust or the Company, threatened, against the Trust or the Company or to which the Trust, the Company or any of their properties or assets, including the Subject Interests, are subject, that are required to be described in the Registration Statement, the Time of Sale Information or the Prospectus (or any amendment or supplement thereto) but are not described as required.

(k)           Contracts to be Described or Filed. There are no agreements, contracts, indentures, leases or other instruments of the Trust that are required to be described in the Registration Statement, the Time of Sale Information or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described, filed or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus as required by the Act.

(l)            No Defaults. The Trust is not (i) in violation of the Trust Agreement or the Certificate of Trust for the Trust, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or any of its properties or assets, or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation in the cases of clause (ii) or (iii) has not or will not have a Material Adverse Effect or materially impair the ability of the Trust, the Company or KEP to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which the Trust is a party.

(m)          Authority and Authorization. The Trust has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  The Trust has all requisite power and authority to issue, sell and deliver the Trust Units, in accordance with and upon the terms and conditions set forth in the Trust Agreement, the Registration Statement, the Time of Sale Information and the Prospectus. At each of the Closing Date and the Additional Closing Date, all trust action required to be taken by the Trust or any of its unitholders or the Trustee or the Delaware Trustee for the authorization, issuance, sale and delivery of the Trust Units, the execution and delivery of the Operative Agreements to which the Trust is a party and the consummation by the Trust of the Transactions and any other transactions contemplated by this Agreement and the Operative Agreements to which the Trust is a party shall have been validly taken by the Trust. The holders of the Trust Units are entitled to the benefits of the Trust Agreement.

(n)           Authorization of the Underwriting Agreement.  This Agreement has been duly authorized and validly executed and delivered by the Trust.

(o)           Enforceability of the Operative Agreements. Each of the Operative Agreements to which the Trust is a party has been duly authorized, executed and delivered by the Trustee or the Delaware Trustee, on behalf of the Trust, and is a valid and legally binding agreement of the Trust, enforceable against the Trust in accordance with each of its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(p)           No Consents. No consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Trust or its properties is required by the Trust in connection with (i) the issuance and sale of the Trust Units as described in the Registration Statement, the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement and the Operative Agreements by the Trust, the Company and KEP and (iii) the consummation by the Trust of the Transactions or any other transactions contemplated by this Agreement or the Operative Agreements, except (A) for registration of the Trust Units under the Act and consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws or FINRA regulations in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Closing Date will be, obtained or made, (C) for such consents that, if not obtained, has not had and would not have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of the Trust, the Company, KEP or VOC Partners to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which the Trust is a party and (D) except as described in the Registration Statement, the Time of Sale Information and the Prospectus.

(q)           No Conflicts. None of (i) the issuance and sale by the Trust of the Trust Units as described in the Registration Statement, the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement or the Operative Agreements by the Trust, the Company and KEP and (iii) the consummation of the Transactions and any other transactions contemplated by this Agreement and the Operative Agreements, (A) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, the Trust Agreement or the Certificate of Trust for the Trust, (B) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Trust is a party or by which any of its properties may be bound, (C) violates or will violate any statute, law, regulation, ruling or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Trust or its properties in a proceeding to which it or its properties is a party or is bound or (D) results in the creation or imposition of any liens, encumbrances, security interests, charges or other claims (each, a “Lien”) upon any property or assets of the Trust, except with respect to (B) - (D) for such conflicts, violations, breaches, defaults or Liens that have not had and will not have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of the Trust, the Company, KEP or VOC Partners to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which the Trust is a party.

(r)            Independent Public Accountants. Grant Thornton LLP, who has certified the financial statements of the Trust (including the related notes thereto and supporting schedules) included in the Registration Statement, the Time of Sale Information and the Prospectus (or any amendment or supplement thereto), is and was during the periods covered by such financial statements, an independent registered public accounting firm with respect to the Trust as required by the Act and the Public Company Accounting Oversight Board.

(s)           Financial Statements. The financial statements of the Trust, together with the related schedules and notes, included in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto), present fairly in all material respects the financial condition of the Trust on the basis stated in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply. Such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial information relating to the Trust set forth in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Trust.  No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto).

(t)            Listing. The Units have been approved for listing on the NYSE under the symbol “VOC.”

(u)           No Changes Since Trust Formation. Since the date the Trust was formed through the date hereof, and except as may otherwise be disclosed in the Registration Statement, the Time of Sale Information or the Prospectus, the Trust has not (i) issued or granted any Trust Securities, (ii) incurred any liability or obligation, direct or contingent other than liabilities and obligations that were incurred in the ordinary course of business and except for this Agreement and the Operative Agreements, (iii) entered into any transaction not in the ordinary course of business or (iv) made any distribution on its equity interests.

(v)           Market Stabilization. The Trust has not taken and will not take, directly or indirectly, any action that constituted, or any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Exchange Act, the Act or otherwise, stabilization or manipulation of the price of the Trust Units to facilitate the sale or resale of the Trust Units or for any other purpose in violation of the Exchange Act, the Act or other applicable law.

(w)          Certain Relationships and Related Transactions. Except as set forth in the Time of Sale Information and the Prospectus, there are no transactions with “affiliates” (as defined in Rule 405 promulgated under the Act) of the Trust or any unitholder of the Trust (whether or not an affiliate) that are required by the Act to be disclosed in the Registration Statement, the Time of Sale Information or the Prospectus.  Additionally, no relationship, direct or indirect, exists between the Trust, on the one hand, and the Trustee or unitholders of the Trust, on the other hand, that is required by the Act to be disclosed in the Registration Statement, the Time of Sale Information and the Prospectus that is not so disclosed.

(x)            Investment Company. The Trust is not, and after giving effect to the offering and sale of the Trust Units, and the application of the net proceeds from such sale as described in the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Use of Proceeds” and the sale of the Trust Units to VOC Partners pursuant to the Trust Unit Purchase Agreement, will not be an “investment company” or a company “controlled by” an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an investment company within the meaning of the Investment Company Act of 1940, as amended.

(y)           Books and Records. The Trust (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with general or specific authorization of management or the Trustee, as applicable, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with  general or specific authorization of management or the Trustee, as applicable, and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(z)            Disclosure Controls and Procedures.  (i) The Trust has established and maintains disclosure controls and procedures (to the extent required by and as such term is defined in Rule 13a-15(e) under the Exchange Act); (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Trust in the reports it files or will file or submit under the Exchange Act, as applicable, is accumulated and communicated to the Trustee to allow timely decisions regarding required disclosure to be made; and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established to the extent required by Rule 13a-15 of the Exchange Act.

(aa)         No Changes in Internal Controls.  Since the date of the most recent balance sheets of the Trust reviewed or audited by Grant Thornton LLP, (i) the Trust is not aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Trust to record, process, summarize and report financial data in any material respect, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Trust, and (ii) there have been no changes in internal controls that have materially affected, or in other factors that has or could materially and adversely affect, internal controls.

(bb)         Accuracy of Statements in Prospectus. The statements set forth in the Prospectus under the caption “Description of the Trust Units,” insofar as they purport to constitute a summary of the terms of the Trust Units, and the statements under the captions “The Trust,” “Computation of Net Proceeds,” “Description of the Trust Agreement,” and “Description of the Trust Units,” fairly and accurately describe the provisions of the laws and documents referred to therein in all material respects.

(cc)         Authorization and Qualification of Trustee. The Trustee is a national banking association duly authorized and empowered to act as trustee of the Trust pursuant to the Organizational Trust Agreement and the Trust Agreement.

(dd)         Sarbanes—Oxley Act of 2002. There has been no failure on the part of the Trust to comply in all material respects with all applicable and effective provisions of the Sarbanes—Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.  At each of the Closing Date and the Additional Closing Date, if any, the Trust will be in compliance in all material respects with all applicable provisions of the Sarbanes—Oxley Act of 2002, the rules and regulations promulgated therewith and the rules of the NYSE that are effective and applicable to the Trust.

(ee)         Directed Unit Program. The Trust has not offered, or caused Raymond James & Associates, Inc. to offer, Trust Units to any person pursuant to the Directed Unit Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company or KEP to alter the customer’s or supplier’s level or type of business with the Company or KEP or (ii) a trade journalist or publication to write or publish favorable information about the Trust, the Company or KEP or their business or products.

(ff)           Anti-Corruption. The Trust is not aware of nor has taken any action, directly or indirectly, that would result in a violation by the Trust of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Trust has conducted its business in compliance with the FCPA and has instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(gg)         Money Laundering Laws.  The operations of the Trust are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Trust with respect to the Money Laundering Laws is pending or, to the knowledge of the Trustee, threatened.

(hh)         Office of Foreign Assets Control.  Neither the Trust nor, to the knowledge of the Company and the Trust, any trustee, agent, employee or affiliate of the Trust, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(ii)           No Consent Needed for Trustee Action. No consent, approval, authorization or filing is required under any law, rule or regulation of the States of Kansas or Texas, or of the United States of America, in order to permit the Trustee to act as Trustee of the Trust.

6.2           Of The Company. The Company hereby represents and warrants to each Underwriter on the date hereof, and shall be deemed to represent and warrant to each Underwriter on the Additional Closing Date, that:

(a)           Not an “Ineligible Issuer.” The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or any other offering participant made a bona fide offer (within the meaning of Rule 164(h) under the Act) of the Trust Units, is not on the date hereof and will not be on the Closing Date and the Additional Closing Date, as the case may be, an “ineligible issuer” (as defined in Rule 405).

(b)           Forward-Looking and Supporting Information. Each of the statements (including the assumptions described therein) included in the Registration Statement and the Time of Sale Information and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the Act, including (but not limited to) any statements with respect to projected results of operations, estimated cash available for distribution and future cash distributions of the Trust, and any statements made in support thereof or related thereto, was made or will be made with a reasonable basis and in good faith.

(c)           Formation, Due Qualification and Authority of the Company and KEP. Each of the Company and KEP has been duly formed and is validly existing as a limited partnership or a limited liability company, as applicable, in good standing under the laws of state of its formation with full power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto) and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not reasonably be expected to (i) result in a Material Adverse Effect, (ii) materially impair the ability of the Trust, the Company, KEP or VOC Partners to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents or (iii) subject the unitholders of the Trust to any material liability or disability.

(d)           Ownership of KEP. At each of the Closing Date and any Additional Closing Date, the Company will own directly 100% of the outstanding limited liability company interests in KEP, free and clear of all Liens. All of such limited liability company interests have been duly authorized and validly issued and are fully paid and nonassessable.

(e)           Ownership of the Units. The Company has, and immediately prior to the Closing Date and any Additional Closing Date will have, good and valid title to the Trust Units to be sold by the Company hereunder, free and clear of all liens, encumbrances, equities or claims whatsoever, and the Company has full power and authority to sell, assign, transfer and deliver such Trust Units hereunder; and, upon the delivery of such Trust Units and payment therefor pursuant hereto, good and valid title to such Trust Units, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

(f)            Outstanding Trust Units Held by Company. At the Closing Date, after giving effect to the Transactions and assuming no exercise of the Underwriters’ over-allotment option, the Company will own 5,915,000 Trust Units free and clear of all Liens except for the pledge of such Trust Units pursuant to the Amended and Restated Credit Agreement.

(g)           Legal Proceedings.  Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company, threatened, to which the Company or KEP is or may be a party or to which the business or assets of the Company or KEP is or may be subject or (ii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which the Company or KEP is subject, that will, individually or in the aggregate, result in a Material Adverse Effect or materially impair the ability of the Trust, the Company, KEP or VOC Partners to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents.

(h)           Legal Proceedings to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against KEP or to which KEP or any of its properties or assets, including the Subject Interests, are subject, that are required to be described in the Registration Statement, the Time of Sale Information or the Prospectus (or any amendment or supplement thereto) but are not described as required.

(i)            Contracts to be Described or Filed. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Time of Sale Information or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described, filed or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus as required by the Act.

(j)            No Defaults. Neither the Company nor KEP is (i) in violation of, with respect to the Company, its Certificate of Limited Partnership or its Amended and Restated Agreement of Limited Partnership and, with respect to KEP, its Articles of Organization or its Operating Agreement, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or any of its properties or assets or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other agreement or instrument to which it is a party or by which it or any of its properties or assets may be bound, which breach, default or violation in the case of clauses (ii) or (iii) had or will, if continued, have a Material Adverse Effect or materially impair the ability of the Trust, the Company, KEP or VOC Partners to consummate the

Transactions or any other transactions provided for in this Agreement or the Transaction Documents.

(k)           Authority and Authorization. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including the sale of the Trust Units in accordance with and upon the terms and conditions set forth in this Agreement, the Trust Agreement, the Registration Statement, the Time of Sale Information and the Prospectus. Each of the Company and KEP, as the case may be, has all requisite power and authority to enter into the Operative Agreements to which it is a party and to perform its obligations thereunder.  At each of the Closing Date and the Additional Closing Date, all partnership or limited liability company action, as the case may be, required to be taken by the Company or KEP or any of their respective partners or members for the authorization, issuance, sale and delivery of the Trust Units, the execution and delivery of the Operative Agreements and the consummation of the Transactions and any other transactions contemplated by this Agreement and the Operative Agreements shall have been validly taken.

(l)            Authorization of Underwriting Agreement. This Agreement has been duly authorized and validly executed and delivered by the Company.

(m)          Enforceability of the Operative Agreements. Each of the Operative Agreements has been duly authorized, executed and delivered by the Company, KEP or VOC Partners, as applicable, and is a valid and legally binding agreement of the Company, KEP or VOC Partners, as applicable, enforceable against the Company, KEP or VOC Partners in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(n)           Authorization and Enforceability of the Conveyance. The Conveyance among the Company, KEP and the Trust, when duly executed by the proper officers of the Company and KEP (assuming due execution and delivery by the Trustee) and delivered by the Company and KEP to the Trust will constitute a fully conveyed and vested interest in real property under the laws of the States of Kansas and Texas, and is adequate and sufficient to transfer title to the Net Profits Interest to the Trust; the recording of the Conveyance in the real property records in each county where the Subject Interests are located is sufficient to impart notice of the contents thereof, and all subsequent purchasers or creditors of the Company or KEP will be deemed to purchase with notice of and subject to such Net Profits Interest; the Conveyance and the Net Profits Interest conform in all material respects to the descriptions thereof in the Registration Statement, the Time of Sale Information and the Prospectus; and the Net Profits Interest is described in the Conveyance in a manner sufficient to identify the interests conveyed under the laws of each of the States of Kansas and Texas. To the knowledge of the Company, the Company’s net revenue interest with respect to each Subject Well or Subject Lease is no less than the net revenue interest set forth set forth on the exhibit to the Conveyance.

(o)           No Consents. No consent of or with any court, governmental agency or body having jurisdiction over the Company or KEP or their properties is required in connection with (i) the issuance and sale of the Trust Units as described in the Registration Statement, the

Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement and the Operative Agreements by the Trust, the Company or KEP and (iii) the consummation of the Transactions and any other transactions contemplated by this Agreement and the Operative Agreements, except (A) for registration of the Trust Units under the Act and consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Closing Date will be, obtained or made, (C) for such consents that, if not obtained, have not had or will not have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of the Trust, the Company, KEP or VOC Partners to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents and (D) except as described in the Registration Statement, the Time of Sale Information and the Prospectus.

(p)           No Conflicts. None of (i) the issuance and sale of the Trust Units as described in the Registration Statement, the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement and the Operative Agreements by the Trust, the Company, KEP and VOC Partners and (iii) the consummation of the Transactions and any other transactions provided for in this Agreement or the Operative Agreements, (A) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, the Company’s, KEP’s or VOC Partners’ articles of organization or operating agreement, (B) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any bond, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company, KEP or VOC Partners is a party or by which any of their properties may be bound, (C) violates or will violate any statute, law, regulation, ruling or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Company, KEP or VOC Partners or their properties in a proceeding to which they or their properties is a party or is bound or (D) results in the creation or imposition of any Lien upon any property or assets of the Company, KEP or VOC Partners, except with respect to (B) - (D) for such conflicts, violations, breaches, defaults, events or Liens that have not had or will not have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of the Trust, the Company, KEP or VOC Partners to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents.

(q)           Independent Public Accountants. Grant Thornton LLP, who has certified the financial statements of the Company and the Underlying Properties (as defined in the Conveyance) (including the related notes thereto and supporting schedules) included in the Registration Statement, the Time of Sale Information and the Prospectus (or any amendment or supplement thereto), is and was during the periods covered by such financial statements, an independent registered public accounting firm with respect to the Company and KEP as required by the Act and the Public Company Accounting Oversight Board.

(r)            Financial Statements. The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto), present fairly in all material respects the results of operations of the Underlying Properties and the financial condition, results of operations, cash flows and changes in equity of the Company on the basis stated in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply. Such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial information relating to the Underlying Properties and the Company set forth in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Underlying Properties and the Company.  The pro forma financial statements together with related notes thereto included in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto) present fairly in all material respects the information contained therein, have been prepared in accordance with the Commission’s rules and regulations with respect to pro forma financial statements and have been properly represented on the bases described therein.  Additionally, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(s)           No Preemptive Rights, Registration Rights or Options. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no options, warrants, preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Trust Securities. Neither the filing of the Registration Statement nor the offering or sale of the Trust Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Trust Securities except for those rights relating to the registration of Trust Units provided in the Registration Rights Agreement.

(t)            Reserve Engineers. The information supplied by the Company and KEP to Cawley Gillespie for purposes of preparing the reserve reports and estimates of the Underlying Properties and the Net Profits Interest and preparing the letters (the “Reserve Report Letters”) of Cawley Gillespie, including, without limitation, production volumes, sales prices for production costs of operation and development, and working interest and net revenue information relating to ownership interests in the Net Profits Interest and the Underlying Properties, was true and correct in all material respects on the date supplied and such information was supplied and was prepared in accordance with customary industry practices; and estimates of such reserves and present values as described in the Registration Statement, the Time of Sale Information and the Prospectus and reflected in the Reserve Report Letters comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Act. Cawley Gillespie, whose reports on reserves is attached as Annexes A, B and C to the most recent Preliminary Prospectus and the Prospectus were, as of the date of each such report, and are, as of the date hereof, independent petroleum engineers with respect to the Company, KEP and the Trust.

(u)           No Material Changes. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus (or any amendment or supplement thereto), since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus, (i) the Company has not incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any transaction that is not in the ordinary course of business, (ii) neither the Company nor the Underlying Properties has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (iii) the Company is not in default under the terms of any class of membership interest of the Company or any outstanding debt obligations, (iv) there has not been any material change in the indebtedness of the Company (other than in the ordinary course of business) and (v) there has not been any material adverse change, or any development involving or that had or will have a Material Adverse Effect, in the condition (financial or otherwise), business, properties, prospects, net worth or result of operations of the Company or the Underlying Properties.

(v)           Market Stabilization. The Company has not taken and will not take, directly or indirectly, any action that constituted, or any action designed to, or that might reasonably be expected to cause or result in or constitute, under the Exchange Act, the Act or otherwise, stabilization or manipulation of the price of the Trust Units to facilitate the sale or resale of the Trust Units or for any other purpose in violation of the Exchange Act, the Act or other applicable law.

(w)          Tax Returns.  The Company and KEP have filed all tax returns required to be filed (other than certain state or local tax returns, as to which the failure to file, individually or in the aggregate, would not have a Material Adverse Effect), which returns are complete and correct in all material respects, and neither the Company nor KEP is in default in the payment of any taxes that were payable pursuant to said returns or any assessments with respect thereto other than taxes being challenged in good faith by the Company or KEP. No tax deficiency has been determined adversely to the Company or KEP, and the Company has no knowledge of any tax deficiency or related assessment, fine or penalty that, individually or in the aggregate, has had or will have a Material Adverse Effect, except those that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local or foreign tax return for any period.

(x)            Transfer Taxes. On the Closing Date and any Additional Closing Date, as the case may be, all stock transfer and other taxes that are required to be paid in connection with the sale of the Units to be sold by the Company to the Underwriters will have been fully paid by the Company and all laws imposing such taxes will have been complied with.

(y)           Certain Relationships and Related Transactions. Except as set forth in the Time of Sale Information and the Prospectus, there are no transactions with “affiliates” (as defined in Rule 405 promulgated under the Act) of the Company or KEP or any limited partner, member, officer, director or security holder of the Company or KEP (whether or not an affiliate) that are required by the Act to be disclosed in the Registration Statement, the Time of Sale Information or the Prospectus.

(z)            Investment Company. Neither the Company, KEP nor VOC Partners is, nor after giving effect to the offering and sale of the Trust Units and the application of the net proceeds from such sale as described in the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Use of Proceeds” and the sale of the Trust Units to VOC

Partners pursuant to the Trust Unit Purchase Agreement, will be, an “investment company” or a company “controlled by” an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an investment company within the meaning of the Investment Company Act of 1940, as amended.

(aa)         Permits. The Company and KEP have, and to the Company’s knowledge their affiliated operators have, all permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities (hereinafter, “permit” or “permits”) as are necessary to own their properties and to conduct their businesses in the manner described in the Registration Statement, the Time of Sale Information and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to have obtained any such permit has not had and will not have a Material Adverse Effect; the Company and KEP have, and to the Company’s knowledge their affiliated operators have, operated and are operating their businesses in material compliance with and not in material violation of all of their obligations with respect to each such permit and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such permit or result in any other material impairment of the rights of any such permit, subject in each case to such qualification as may be set forth in the Registration Statement, the Time of Sale Information and the Prospectus; and, except as described in the Registration Statement, the Time of Sale Information and the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or KEP or, to the Company’s knowledge, their affiliated operators.

(bb)         ERISA.  Other than with respect to items that would not reasonably be expected to have a Material Adverse Effect, (i) at the Closing Date and the Additional Closing Date, the Company and KEP and each employee benefit plan or program maintained by the Company and KEP will be in compliance in form and in operation in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), and any other applicable law; no “reportable event” (as defined in ERISA) has occurred or is reasonably expected to occur with respect to any “pension plan” (as defined in ERISA) for which the Trust, the Company, KEP or any entity treated as a single employer within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”) or Section 4001 of ERISA (collectively “ERISA Affiliate”) (after giving effect to the Transactions), would have any liability and (ii) none of the Trust, the Company, KEP or any ERISA Affiliate (after giving effect to the Transactions) expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code.  Each pension plan established or maintained by the Company or KEP that is intended to be qualified under Section 401 of the Code is so qualified and, to the knowledge of the Company, no event or fact exists which would adversely affect such qualification.  None of the Trust, the Company, KEP or any ERISA Affiliate currently maintains, contributes to or has any liability with respect to a “defined benefit plan” (within the meaning of Section 3(35) of ERISA) or a pension plan that is subject to Title IV of ERISA.

(cc)         Books and Records. The Company (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with general or specific authorization of management or the Trustee, as applicable, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with  general or specific authorization of management or the Trustee, as applicable and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd)         Insurance. The Company and KEP maintain insurance covering their properties, operations, personnel and businesses, including the Underlying Properties, against such losses and risks, in such amounts and from such insurers as is commercially reasonable, when considered in conjunction with the Company’s and KEP’s self insurance practices, for the conduct of its businesses and the value of its properties.  Neither the Company nor KEP has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance.  The Company is in compliance with the terms of such policies in all material respects, and all such insurance is duly in full force and effect on the date hereof and will be duly in full force and effect on the Closing Date and any Additional Closing Date.  There are no claims by the Company or KEP under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor KEP has received written notice that it will be denied renewal of its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its businesses at a cost that would not reasonably be expected to have a Material Adverse Effect.

(ee)         Disclosure Controls and Procedures.  (i) The Company has established and maintains disclosure controls and procedures (to the extent required by and as such term is defined in Rule 13a-15(e) under the Exchange Act); (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Trust in the reports it files or will file or submit under the Exchange Act, as applicable, is accumulated and communicated to the Company to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established to the extent required by Rule 13a-15 of the Exchange Act.

(ff)           No Changes in Internal Controls.  Since the date of the most recent balance sheets of the Company reviewed or audited by Grant Thornton LLP, (i)  the Company is not aware of (A)  any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company to record, process, summarize and report financial data in any material respect, or any material weaknesses in internal controls or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company, and (ii) there have been no significant changes in internal controls or in other factors that has or could significantly and adversely affect internal controls.

(gg)         Environmental Compliance and Review. The Company and KEP (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the prevention of pollution or the protection of human health and safety (to the extent such human health and safety relate to exposure to Hazardous Materials, as hereinafter defined) and the environment or imposing legally enforceable liability or standards of conduct concerning any Hazardous Material (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of them under Environmental Laws to conduct their respective businesses as they are currently being conducted, (iii) has not received written notice of any actual or potential liability under any Environmental Law, and (iv) is not a party to any pending or, to the knowledge of the Company, threatened action, suit or proceeding alleging that the Company or KEP is liable for a violation of any Environmental Law or any release or threatened release or cleanup at any location of any Hazardous Material arising from the operations of the Company or KEP, except where such failure to comply as described in (i)—(ii) above, such failure to apply for a permit, license or other approval as described in (ii) above, such receipt of a notice as described in (iii) above, and such action, suit or proceeding as described in (iv) would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous or toxic chemical, material, waste or substance regulated under any Environmental Law.  Neither the Company nor KEP has received written notice that it is currently named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, including, but not limited to, with respect to the Underlying Properties.  In the ordinary course of its business, the Company and KEP conduct a periodic review of the effect of Environmental Laws on the businesses, operations and properties of the Company and KEP, in the course of which they identify and evaluate associated costs and liabilities (including any capital or operating expenditures required for remedial clean-up, regulatory closure of properties or compliance with Environmental Laws or any permit, license or approval required under Environmental Laws, any environmental-related constraints on operating activities and any potential liabilities to third parties imposed pursuant to Environmental Laws).  On the basis of such review and amount of its established reserves, the Company and KEP have each reasonably concluded that such associated costs and liabilities have not had and will not have a Material Adverse Effect.

(hh)         FINRA Affiliations. No officer or member or stockholder of the Company or KEP has a direct or indirect affiliation or association with any member of FINRA.

(ii)           No Restrictions on Payments. The Company is not currently prohibited, directly or indirectly, from making any payments on account of the Net Profits Interest to the Trust.

(jj)           Title to Properties. Grantor, as of Closing Date and the Additional Closing Date, as the case may be, will have good and defensible title to the Subject Interests (as defined in the Conveyance), free and clear of all liens, encumbrances and defects except (i) those described in the Registration Statement, Prospectus or the Time of Sale Information; (ii) royalties and other burdens and obligations, expressed and implied, under oil and gas leases; (iii) overriding royalties, production payments and similar interests and other burdens created by Grantor or their respective predecessors in title; (iv) contractual obligations arising under operating agreements, farm-out agreements and other agreements that may affect the properties or their titles of a type and nature customary in the oil and gas industry; (v) liens that arise in the normal course of operations, such as those for unpaid taxes, statutory liens securing unpaid suppliers and contractors and contractual liens under operating agreements to secure payments of all amounts that are not yet delinquent or, if delinquent are being contested in good faith by appropriate proceedings; (vi) pooling, unitization and communalization agreements, declarations and orders; (vii) easements, restrictions, rights-of-way and other matters that commonly affect property; (viii) conventional rights of reassignment that obligate Grantor to reassign all or part of any Subject Interest to a third party if Grantor intends to release or abandon each interest before the termination of such interest; and (ix) rights reserved to or vested in appropriate governmental agencies or authorities to control or regulate the Subject Interests and the Net Profits Interest therein; none of which in the aggregate materially adversely affect the value of the Subject Interests and do not materially interfere with the Net Profits Interest or the use made and proposed to be made of such property by the Grantor.  All contracts, agreements or underlying leases, which comprise a portion of the Subject Interests and which individually or in the aggregate are material to the Subject Interests, are in full force and effect, Grantor has paid all rents and other charges to the extent due and payable thereunder, is not in default under any of such underlying contracts, agreements or leases, has received no notice of default from any other party thereto and knows of no material default by any other party thereto.  The working interests in oil, gas and mineral leases or mineral interests that constitute a portion of the Subject Interests held by Grantor reflect in all material respects the right of Grantor  to explore or receive production from such Subject Interests and the care taken by Grantor with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices for acquiring or procuring leases and interests therein to explore such for hydrocarbons.  Upon recordation and filing of the Conveyance, the Trust will have good and defensible title to the Net Profits Interest, free and clear of all liens, encumbrances and defects, except Permitted Encumbrances (as defined in the Conveyance).

(kk)         Rights-of-Way. The Grantor has such easements or rights-of-way from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement, the Time of Sale Information and the Prospectus, except for such rights-of-way that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; the Grantor has fulfilled and performed all its material obligations with respect to such rights-of-way, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the Grantor with respect to such rights-of-way, except for such revocations, terminations and impairments that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and none of such rights-of-way contains any restriction that is materially burdensome to the Company or KEP.

(ll)           Sarbanes—Oxley Act of 2002. There has been no failure on the part of the Company or any of members of its management team, in their capacities as such, to comply in all material respects with all applicable and effective provisions of the Sarbanes—Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.  At each of the Closing

Date and the Additional Closing Date, the Company will be in compliance in all material respects with all applicable provisions of the Sarbanes—Oxley Act of 2002, the rules and regulations promulgated therewith and the rules of the NYSE that are effective and applicable to the Company.

(mm)       Statistical and Market-Related Data. All statistical or market-related data included in the Registration Statement, the Time of Sale Information and the Prospectus, if any, are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(nn)         Directed Unit Program. The Company has not offered, or caused Raymond James & Associates, Inc. to offer, Trust Units to any person pursuant to the Directed Unit Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company or KEP to alter the customer’s or supplier’s level or type of business with the Company or KEP or (ii) a trade journalist or publication to write or publish favorable information about the Trust, the Company or KEP or their business or products.

(oo)         Anti-Corruption. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any member, partner, director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(pp)         Money Laundering Laws.  The operations of the Company and its subsidiaries and, to the knowledge of the Company, each member, partner, director, officer, agent, employee or affiliate of the Company are and have been conducted at all times in compliance with the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries and, to the knowledge of the Company, each member, partner, director, officer, agent, employee or affiliate of the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(qq)         Office of Foreign Assets Control.  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by OFAC; and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person who, to the knowledge of the Company, is currently subject to any U.S. sanctions administered by OFAC.

(rr)           No Labor Disputes. No labor dispute with the employees of any of the Company exists or, to the knowledge of the Company, is imminent, that will result in a Material Adverse Effect.

(ss)         Solvency. Immediately after the Closing Date, each of the Company and KEP (after giving effect to the Conveyance and the Transactions and any other transactions contemplated hereby) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of each of the Company and KEP are not less than the total amount required to pay the probable liabilities of each of the Company and KEP on their total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company and KEP are able to realize upon their assets and pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) the Company and KEP are not engaged in any business or transaction, and are not about to engage in any business or transaction, for which their property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company or KEP is engaged and (v) neither the Company nor KEP is a defendant in any civil action that would result in a judgment that the Company or KEP would become unable to satisfy.  In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(tt)           Private Placement. The sale and issuance of 17,000,000 Trust Units to the Grantor pursuant to the Conveyance is exempt from the registration requirements of the Act and securities laws of any state having jurisdiction with respect thereto, and none of the Trust, the Company, KEP or VOC Partners has taken or will take any action that would cause the loss of such exemption.  The Trust has not issued or sold any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Act or the interpretations thereof by the Commission. The sale of Trust Units by the Company to VOC Partners pursuant to the Trust Unit Purchase Agreement is exempt from the registration requirements of the Act and securities laws of any state having jurisdiction with respect thereto, and neither the Company nor VOC Partners has taken or will taken any action that would cause the loss of such exception.

Any certificate signed by any officer of the Company or the Trust and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company or the Trust, as applicable, to each Underwriter as to the matters covered thereby.

7.             Expenses.  Whether or not the transactions contemplated hereby are consummated or this Agreement becomes effective or is terminated, the Company agrees to pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Units under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the

Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof and of any Preliminary Prospectus to the Underwriters and dealers; (ii) the printing or reproduction and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, each Preliminary Prospectus, the Time of Sale Information, any Blue Sky memoranda, the Master Agreement Among Underwriters, this Agreement, the Selected Dealers Agreement and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Units; (iii) consistent with the provisions of Section 5.2(a), all expenses in connection with the qualification of the Units for offering and sale under state securities laws or Blue Sky laws, including reasonable attorneys’ fees and out-of-pocket expenses of the counsel for the Underwriters in connection therewith; (iv) the filing fees incident to securing any required review by FINRA of the fairness of the terms of the sale of the Units; (v) the fees and expenses associated with listing the Units on the NYSE; (vi) the cost of preparing any unit certificates; (vii) the costs and charges of any transfer agent or registrar; (viii) the cost of the tax stamps, if any, in connection with the issuance and delivery of the Units to the respective Underwriters; (ix) all other fees, costs and expenses referred to in Item 13 of the Registration Statement; and (x) the transportation, lodging, graphics and other expenses incidental to the Company’s preparation for and participation in the “roadshow” for the offering contemplated hereby.  Except as provided in this Section 7 and in Section 8 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.  In addition, in the event that the proposed offering is terminated for the reasons set forth in Section 5(i) hereof, the Company agrees to reimburse the Underwriters as provided in Section 5(i).

8.             Indemnification and Contribution.  Subject to the limitations in this paragraph, the Company and the Trust agree, jointly and severally, to indemnify and hold harmless you and each other Underwriter, the directors, officers, employees and agents of each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and any “affiliate” (within the meaning of Rule 405 of the Act) of such Underwriter participating in the offering of the Units from and against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and attorneys’ fees and expenses (collectively, “Damages”) arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus or in any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Preliminary Prospectus, the Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus or in any amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent that any such Damages arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information furnished in writing to the Company or the Trust by or on behalf of any Underwriter expressly for use in connection therewith as set forth in Section 14 hereof, or (ii) any failure of the Trust or the Company to perform its obligations hereunder or under applicable law; provided, however, that with respect to any untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter or to any officer, director, employee or agent of any Underwriter or to any such affiliate) from whom the person asserting any such Damages purchased the Units concerned if both (A) a copy of the Time of Sale Information was not sent or given to such person at or prior to the written confirmation of the sale of such Units to such person as required by the Act and (B) the untrue statement or omission in the Preliminary Prospectus was corrected in the Time of Sale Information.  This indemnification shall be in addition to any liability that the Company or the Trust may otherwise have.

If any action or claim shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company or the Trust, such Underwriter or such controlling person or any affiliate (within the meaning of Rule 405 of the Act) of such Underwriter participating in the offering of the Units (each, an “indemnified party”) shall promptly notify in writing the party against whom indemnification is being sought (each, an “indemnifying party”), and such indemnifying party shall assume the defense thereof, including the employment of counsel reasonably acceptable to such indemnified party and the payment of all reasonable fees of and expenses incurred by such counsel.  Such indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless (i) the indemnifying party has agreed in writing to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense and employ counsel reasonably acceptable to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by its counsel that one or more legal defenses may be available to the indemnified party that may not be available to the Company or the Trust, or that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party (but the Company and the Trust, as applicable, shall not be liable for the fees and expenses of more than one counsel for the indemnified party)).  It is understood that the indemnifying party shall not, in respect of the legal expenses of the indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties.  In the case of any such separate firm for the indemnified party, such firm shall be designated in writing by the Representatives.  The indemnifying party shall not be liable for any settlement of any such action effected without its (their several) written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment, but in the case of a judgment only to the extent stated in the first and second paragraph of this Section 8.

Notwithstanding the foregoing, the Trust shall not be obligated to make any payments to an indemnified party under this Section 8 until the earlier to occur of the following: (a) with respect to a final, nonappealable judgment of a court of competent jurisdiction or a settlement agreement, the Company has not paid such indemnified party the amount owed within 90 days of the due date under such judgment or settlement, (ii) with respect to expenses, the Company has not paid such indemnified party the amount owed within 90 days of submission by the indemnified party for reimbursement of such expenses or (iii) the Company shall become the subject of any bankruptcy or insolvency proceedings or publicly declares its inability to pay its debts as they become due.

Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Trust, their respective trustees, directors, officers, managers or members who sign the Registration Statement and any person who controls the Company or the Trust within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing several indemnity from the Company and the Trust to each Underwriter, but only with respect to information furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement, the Prospectus, the Time of Sale Information, any Issuer Free Writing Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto.  If any action or claim shall be brought or asserted against the Company or the Trust, any of their respective trustees, directors, officers, managers or members or any such controlling person based on the Registration Statement, the Prospectus, the Time of Sale Information or any Preliminary Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph, such Underwriter shall have the rights and duties given to the Company and the Trust by the immediately preceding paragraph (except that if the Company or the Trust shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter’s expense), and the Company and the Trust, their respective trustees, directors, officers, managers or members and any such controlling persons, shall have the rights and duties given to the Underwriters by the immediately preceding and following paragraph.

In any event, the Company and the Trust will not, without the prior written consent of the Representatives, settle, compromise or consent to the entry of any judgment in any proceeding or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Representatives or any person who controls a Representative within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of all Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Underwriter or such controlling persons.

If the indemnification provided for in this Section 8 is unavailable or insufficient for any reason whatsoever to an indemnified party in respect of any Damages referred to herein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Trust, respectively, on the one hand, and the Underwriters, on the other hand, from the offering and sale of the Trust Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative and several fault of the Company and the Trust, respectively, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such Damages as well as any other relevant equitable considerations.  The relative and several benefits received by the Company and the Trust, respectively, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Trust, as the case may be, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus (and the relative and several benefits received by the Trust shall be deemed to be $0); provided that, in the event that the Underwriters shall have purchased any Additional Units hereunder, any determination of the relative benefits received by the Company and the Trust or the Underwriters from the offering of the Trust Units shall include the net proceeds (before deducting expenses) received by the Company and the Trust, and the underwriting discounts and commissions received by the Underwriters, from the sale of such Additional Units, in each case computed on the basis of the respective amounts set forth in the second table in the section of the Prospectus entitled “Underwriting” (and the relative and several benefits received by the Trust shall be deemed to be $0).  The relative fault of the Company and the Trust, respectively, on the one hand, and the Underwriters on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Trust, on the one hand, or by the Underwriters, on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company, the Trust and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 was determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  The amount paid or payable by an indemnified party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount of the underwriting commissions received by such underwriter in connection with the Units underwritten by it and distributed to the public.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 8 are several in proportion to the respective numbers of Firm Units set forth opposite their names in Schedule I hereto (or such numbers of Firm Units increased as set forth in Section 12 hereof) and not joint.

Any Damages for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as Damages are incurred after receipt of reasonably itemized invoices therefor.  The indemnity, contribution and reimbursement agreements contained in this Section 8 and the representations and warranties of the Company and the Trust set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, the Trust, their respective trustees, directors, officers, managers or members or any person controlling the Company or the

Trust, (ii) acceptance of any Units and payment therefor hereunder and (iii) any termination of this Agreement.  A successor to any Underwriter or any person controlling any Underwriter, or to the Company or the Trust, their respective trustees, directors, officers, managers or members or any person controlling the Company or the Trust, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in the third paragraph of this Section 8, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of FINRA.  Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal.  In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so.  Such arbitration would be limited to the operation of the interim reimbursement provisions contained in the third and fifth paragraphs of this Section 8, and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses that is created by the provisions of the third paragraph of this Section 8.

The Company shall indemnify and hold harmless Raymond James & Associates, Inc. (including its directors, officers and employees) and each person, if any, who controls Raymond James & Associates, Inc. within the meaning of Section 15 of the Securities Act (“Raymond James Entities”), from and against any loss, claim, damage or liability or any action in respect thereof to which any of the Raymond James Entities may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the approval of the Company for distribution to Directed Unit Participants in connection with the Directed Unit Program or any omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in light of the circumstances under why any such statements were made, (ii) arises out of, or is based upon, the failure of the Directed Unit Participant to pay for and accept delivery of Directed Units that the Directed Unit Participant agreed to purchase or (iii) is otherwise related to the Directed Unit Program; provided that the Company shall not be liable under this clause (iii) for any loss, claim, damage, liability or action that is determined in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Raymond James Entities.  The Company shall reimburse the Raymond James Entities promptly upon demand for any legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

9.             Conditions of Underwriters’ Obligations. The several obligations of the Underwriters to purchase the Firm Units and Additional Units hereunder are subject to the following conditions:

(a)           The Registration Statement shall have become effective not later than 4:00 p.m., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Representatives, and all filings required by Rules 424(b), 430A and 462 under the Act shall have been timely made.

(b)           All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Organizational Trust Agreement, the Trust Agreement, the Administrative Services Agreement, the Conveyance, the Registration Statement, the Time of Sale Information and the Prospectus, and all other legal matters relating to this Agreement and the Transactions and any other transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters.

(c)           You shall be reasonably satisfied that since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus, (i) except as set forth or contemplated by the Registration Statement, the Time of Sale Information and the Prospectus, there shall not have been any change in the Trust Units or any material change in the indebtedness (other than in the ordinary course of business) of the Company, (ii) except as set forth or contemplated by the Registration Statement, the Time of Sale Information and the Prospectus, no material oral or written agreement or other transaction shall have been entered into by the Company or the Trust that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future income of the Trust, (iii) no loss or damage (whether or not insured) to the property of the Company shall have been sustained that had or could reasonably be expected to have a Material Adverse Effect or have a material adverse effect on the Subject Interests, (iv) no legal or governmental action, suit or proceeding affecting the Company or the Trust or any of its properties that is material to the Trust or the Company or that affects or could reasonably be expected to affect the Transactions and any other transactions contemplated by this Agreement shall have been instituted or threatened, and (v) there shall not have been any material change in the condition (financial or otherwise), business, management, results of operations or prospects of the Company or the Trust that makes it impractical or inadvisable in your judgment to proceed with the public offering or purchase of the Units as contemplated hereby.

(d)           You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Morris James LLP, special Delaware counsel to the Trust, substantially in the form of Exhibit B hereto.

(e)           You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Foulston Siefkin LLP, Kansas counsel to the Company, substantially in the form of Exhibit C hereto.

(f)            You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Vinson & Elkins L.L.P., counsel to the Company, substantially in the form of Exhibit D hereto.

(g)           You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Andrews Kurth L.L.P., counsel to the Trust, substantially in the form of Exhibit E hereto.

(h)           You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Baker Botts L.L.P., as counsel for the Underwriters, dated the Closing Date or Additional Closing Date, as the case may be, with respect to such matters as you may reasonably request, and the Company, the Trust and their respective counsel shall have furnished to your counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(i)            You shall have received on the Closing Date or Additional Closing Date, as the case may be, a certificate of the Trustee, dated the Closing Date or Additional Closing Date, as the case may be, executed by a duly authorized officer of the Trustee, representing and warranting to each of the Underwriters that:

(i)            The Trustee is a national banking association authorized and empowered to act as trustee of the Trust pursuant to the Trust Agreement, and no consent, approval, authorization or filing is required under any law, rule or regulation of the State of Delaware or of the United States of America in order to permit the Trustee to act as trustee of the Trust.

(ii)           The representations and warranties of the Trust contained in this Agreement are true and correct in all material respects (except for such representations and warranties qualified by materiality, which representations or warranties are true and correct in all respects) as of such Closing Date or Additional Closing Date.

(iii)          The Trust Agreement has been executed and delivered by the Trustee and, assuming the due authorization, execution and delivery thereof by the Company and the Delaware Trustee, is a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Operative Agreements to which the Trust is a party have been duly and validly executed by the Trustee.

(iv)          The Trust has complied with all of the agreements and satisfied all of the conditions on the part of the Trust to be performed or satisfied hereunder, in each case, in all material respects, on or before such Closing Date or Additional Closing Date.

(v)           No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Units under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending or, to the knowledge of the Trust, threatened or contemplated by the authorities of any jurisdiction.

(j)            You shall have received, on each of the date hereof and the Closing Date and any Additional Closing Date, a letter dated the date hereof or the Closing Date or any Additional Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Grant Thornton LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Information and the Prospectus; provided that the letter delivered on the date hereof shall use a “cut off date” within three business days of the date hereof and each letter delivered on the Closing Date or any Additional Closing Date shall use a “cut off date” within two business days of such date.

(k)           No stop order suspending the effectiveness of the Registration Statement shall have been issued by the Commission and no proceedings for that purpose shall be pending or, to the knowledge of the Company or the Trust, shall be threatened or contemplated by the Commission at or prior to the Closing Date or Additional Closing Date, as the case may be; (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Units under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending or, to the knowledge of the Company or the Trust, threatened or contemplated by the authorities of any jurisdiction; (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities; (iv) after the date hereof, no amendment or supplement to the Registration Statement or the Prospectus or any Issuer Free Writing Prospectus shall have been filed unless a copy thereof was first furnished to you and the Company and the Trust obtained your consent prior to filing with the Commission; (v) all of the representations and warranties of the Trust and the Company contained in this Agreement shall be true and correct in all material respects (except for such representations and warranties qualified by materiality, which representations and warranties shall be true and correct in all respects) on and as of the date hereof and on and as of the Closing Date or Additional Closing Date, as the case may be, as if made on and as of the Closing Date or Additional Closing Date, as the case may be, and (vi) neither the Company nor the Trust shall have failed in any material respect at or prior to the Closing Date or any Additional Closing Date, as the case may be, to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date or Additional Closing Date, as the case may be, and you shall have received a certificate, dated the Closing Date or the Additional Closing Date, as the case may be, and signed by the managing member of the Company to the effect set forth in this Section 9(j) and in Sections 9(c) hereof and certifying that they have carefully examined the Registration Statement, the Time of Sale Information and the Prospectus, as well as each electronic road show used in connection with the offering of the Units, and, in their opinion (A) the Registration Statement, as of the Effective Date, (B) the Prospectus, as of its date and on the Closing Date or Additional Closing Date, as applicable, or (C) the Time of Sale Information, as of the Time of Sale, did not contain any untrue statement of a material fact and did not omit to state a material fact required to be stated therein (in the case of the Registration Statement) or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading.

(l)            The Company shall have furnished or caused to have been furnished to you such further certificates and documents as you shall have reasonably requested.

(m)          At or prior to the effective date of the Registration Statement, you shall have received a letter from the Corporate Financing Department of FINRA confirming that such

Department has determined to raise no objections with respect to the fairness or reasonableness of the underwriting terms and arrangements of the offering contemplated hereby.

(n)           You shall have received letters addressed to you and dated the Closing Date or the Additional Closing Date, as the case may be, from Cawley Gillespie stating the conclusions and findings of such firm with respect to oil and gas reserves of the Underlying Properties and the Net Profits Interest, substantially in the form approved by you.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

The several obligations of the Underwriters to purchase Additional Units hereunder are subject to the satisfaction on and as of the Additional Closing Date of the conditions set forth in this Section 9, except that, if the Additional Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in this Section 9 shall be dated as of the Additional Closing Date and the opinions called for by paragraphs (d), (e), (f) and (g) shall be revised to reflect the sale of Additional Units.  In addition, the several obligations of the Underwriters to purchase Additional Units hereunder are subject to the receipt of certificates dated the Additional Closing Date from the Company and the Trust to the effect that, as of the Additional Closing Date: (i) the representations and warranties made by the Company and the Trust herein are true and correct in all material respects and (ii) the Company and the Trust have complied, in all material respects, with all obligations and satisfied all conditions that are required to be performed or satisfied on its part at or prior to the Additional Closing Date.

If any of the conditions hereinabove provided for in this Section 9 shall not have been satisfied when and as required by this Agreement, this Agreement may be terminated by you by notifying the Company of such termination in writing at or prior to such Closing Date, but you shall be entitled to waive any of such conditions.

10.           Effective Date of Agreement.  This Agreement shall become effective upon the later of (a) the execution and delivery hereof by the parties hereto and (b) release of notification of the effectiveness of the Registration Statement by the Commission; provided, however, that the provisions of Sections 7 and 8 shall at all times be effective.

11.           Use of Free Writing Prospectus.  Each Underwriter severally covenants with the Company that it has not made and will not make any offer relating to the Trust Units that would constitute a “free writing prospectus,” as defined in Rule 405 under the Act, required to be filed with the Commission without the consent of the Company and the Trust, not to be unreasonably withheld, other than any such offer included in an Issuer Free Writing Prospectus.  The Company and the Trust covenant with the Underwriters that they have not made and will not make any offer relating to the Units that would constitute a “free writing prospectus,” as defined in Rule 405 under the Act, required to be filed with the Commission without the consent of the Representatives, not to be unreasonably withheld, other than any such offer included in an Issuer Free Writing Prospectus included in the Time of Sale Information.

12.           Defaulting Underwriters.  If any one or more of the Underwriters shall fail or refuse to purchase Firm Units that it or they have agreed to purchase hereunder, and the aggregate number of Firm Units that such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Firm Units, each non-defaulting Underwriter shall be obligated, severally, in the proportion in which the number of Firm Units set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Units set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in the Agreement Among Underwriters, to purchase the Firm Units that such defaulting Underwriter or Underwriters agreed, but failed or refused to purchase.  If any Underwriter or Underwriters shall fail or refuse to purchase Firm Units and the aggregate number of Firm Units with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Units and arrangements satisfactory to you, the Trust and the Company for the purchase of such Firm Units are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Trust.  In any such case that does not result in termination of this Agreement, either you, the Trust or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected.  Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement.

13.           Termination of Agreement.  This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company or the Trust by notice to the Company and the Trust, if prior to the Closing Date or the Additional Closing Date (if different from the Closing Date and then only as to the Additional Units), as the case may be, in your sole judgment, (i) trading in the Trust Units shall have been suspended by the Commission or the NYSE, (ii) trading in securities generally on the NYSE or NASDAQ shall have been suspended or materially limited, or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any such exchange or by order of the Commission or any court or other governmental authority, (iii) a general moratorium on commercial banking activities shall have been declared by either federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions or other material event the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to market the Units or to enforce contracts for the sale of the Units.  Notice of such cancellation shall be promptly given to the Company and the Trust and their counsel by telegraph, telecopy or telephone and shall be subsequently confirmed by letter.

14.           Information Furnished by the Underwriters.  The Company and the Trust acknowledge that (i) the list of Underwriters and their respective participation in the sale of Units, (ii) the first and second sentences of the third paragraph and (iii) paragraphs under “Stabilization”, each under the caption “Underwriting” in the most recent Preliminary Prospectus and Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you or on your behalf as such information is referred to in Sections 6.1(c), 6.1(d), 6.1(e) and Section 8 hereof.

15.           Miscellaneous.  Except as otherwise provided in Sections 5 and 12 hereof, notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be delivered:

(i)            to the Company

VOC Brazos Energy Partners, L.P.
1700 Waterford Parkway
Building 500
Wichita, Kansas 67206
Attention:  Barry Hill

with a copy to

Vinson & Elkins L.L.P.
1001 Fannin Street, Suite 2300
Houston, Texas 77002
Attention:  David P. Oelman

(ii)           to the Trust

The Bank of New York Mellon Trust Company, N.A.
Global Corporate Trust
919 Congress Avenue, Suite 500
Austin, Texas 78701
Attention:  Michael J. Ulrich

with a copy to

Andrews Kurth LLP
600 Travis
Suite 4200
Houston, Texas 77002
Attention:  W. Lance Schuler

(iii)          to the Underwriters

Raymond James & Associates, Inc.
880 Carillon Parkway
St. Petersburg, Florida  33716
Attention:  John Critchlow

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Attention: Janet Livingston

with a copy to

Baker Botts L.L.P.
One Shell Plaza
910 Louisiana Street, Suite 3200
Houston, Texas 77002
Attention:  Joshua Davidson

This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors, officers, managers and members, and the Trust.

16.           No Fiduciary Duty.  Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by any of the Underwriters, each of the Company and the Trust acknowledges and agrees that (i) nothing herein shall create a fiduciary or agency relationship between the Company or the Trust, on the one hand, and the Underwriters, on the other hand; (ii) the Underwriters have been retained solely to act as underwriters and are not acting as advisors, expert or otherwise, to either the Company or the Trust in connection with this offering, the sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, including, without limitation, with respect to the public offering price of the Units; (iii) the relationship between the Company and the Trust, on the one hand, and the Underwriters, on the other hand, is entirely and solely commercial, and the price of the Units was established by the Company and the Underwriters based on discussions and arms’ length negotiations and each of the Company and  the Trust understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (iv) any duties and obligations that the Underwriters may have to the Company or the Trust shall be limited to those duties and obligations specifically stated herein; and (v) notwithstanding anything in this Agreement to the contrary, each of the Company and the Trust acknowledges that the Underwriters may have financial interests in the success of the offering of the Units that are not limited to the difference between the price to the public and the purchase price delivered to the Company by the Underwriters for the Units and that such interests may differ from the interests of the Company and the Trust, and the Underwriters have no obligation to disclose, or account to the Company or the Trust for any benefit that they may derive from, such additional financial interests.  Each of the Company and the Trust hereby waives and releases, to the fullest extent permitted by applicable law, any claims that the Company or the Trust may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty and agree that the Underwriters shall have no liability (whether direct or indirect) to the Company or the Trust in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or the Trust or any of their respective members, managers, employees or creditors.

17.           Applicable Law; Counterparts. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law principles thereunder.

This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument.

This Agreement shall be effective when, but only when, at least one counterpart hereof shall have been executed on behalf of each party hereto.

The Company, the Trust and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect to any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

Please confirm that the foregoing correctly sets forth the agreement among the Company, the Trust and the several Underwriters.

Very truly yours,

VOC BRAZOS ENERGY PARTNERS, L.P.

By:	Vess Texas Partners, LLC,
its General Partner

By:	Vess Holding Corporation,
its Sole Managing Member

By:	/s/ J. Michael Vess
Name: J. Michael Vess
Title: Designated Representative and Sole Member of the Board of Directors

VOC ENERGY TRUST

By:	The Bank of New York Mellon Trust Company, N.A., Trustee

By:	/s/ Michael J. Ulrich
Name: Michael J. Ulrich
Title: Vice President

Signature Page to Underwriting Agreement

CONFIRMED as of the date first above mentioned, on behalf of the Representatives and the other several Underwriters named in Schedule I hereto.
RAYMOND JAMES & ASSOCIATES, INC.

By:	/s/ Bob Coble
Name: Bob Coble
Authorized Representative

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Ken Pott
Name: Ken Pott
Authorized Representative

Signature Page to Underwriting Agreement

SCHEDULE I

Name	Number Firm Units
Raymond James & Associates, Inc.	3,990,600
Morgan Stanley & Co. Incorporated	3,990,600
Oppenheimer & Co., Inc.	775,950
RBC Capital Markets, LLC	775,950
Robert W. Baird & Co. Incorporated	554,250
Janney Montgomery Scott, LLC	332,550
Morgan Keegan & Company, Inc.	332,550
Wunderlich Securities, Inc.	332,550

Total:	11,085,000

I-1

SCHEDULE II

Free Writing Prospectuses

None.

II-1

SCHEDULE III

Information Included in “Time of Sale Information”

Title of securities:	Trust Units

Total number of units offered:	11,085,000 Trust Units (excluding option to purchase an additional 1,662,750 Trust Units)

Public offering price:	$21.00 per Trust Unit

III-1

SCHEDULE IV

Persons Delivering Lock-Up Agreements

VOC Partners, LLC

J. Michael Vess

L. D. Davis

Will Price

C. J. Lett

William R. Horigan

Brian Gaudreau

Barry Hill

Alan Howarter

Each Directed Unit Program Participant purchasing in excess of $100,000 worth of Trust Units

IV-1

EXHIBIT A

                , 2011

VOC Energy Trust
c/o The Bank of New York Mellon Trust Company, N.A.
Attn:  Michael J. Ulrich
919 Congress Avenue, Suite 500
Austin, Texas 78701

Raymond James & Associates, Inc.
Morgan Stanley & Co. Incorporated
As Representatives of the Several Underwriters

c/o Raymond James & Associates, Inc.
880 Carillon Parkway
St. Petersburg, Florida  33716

c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Re:       Restriction of Sales of VOC Energy Trust Units

Dear Sirs:

This letter is delivered to you pursuant to the Underwriting Agreement (the “Underwriting Agreement”) to be entered into among VOC Energy Trust, a statutory trust formed under the laws of the State of Delaware (the “Trust”), VOC Brazos Energy Partners, L.P., a Texas limited partnership (the “Company”), and Raymond James & Associates, Inc. and Morgan Stanley & Co. Incorporated as the representatives (the “Representatives”) of the several underwriters (the “Underwriters”) listed on Schedule I thereto. Upon the terms and subject to the conditions of the Underwriting Agreement, (i) the Company proposes to sell to the Underwriters units of beneficial interest (the “Units”) in the Trust, and (ii) the Underwriters intend to effect a public offering of the Units, as described in and contemplated by the registration statement of the Trust and the Company on Form S-1, File No. 333-171474 (the “Registration Statement”), as filed with the Securities and Exchange Commission on December 30, 2010 and as amended thereafter (the “Offering”).

The undersigned recognizes that it is in the best financial interests of the undersigned, as a limited partner or member of the executive management team of the Company, or an owner of Units or other securities of the Trust or other securities that are derived from the Subject Interests that are substantially similar to the Units (the “Trust Securities”), that the Company and Trust complete the proposed Offering.

The undersigned further recognizes that the Trust Securities held by the undersigned are, or may be, subject to certain restrictions on transferability, including those imposed by United States federal securities laws. Notwithstanding these restrictions, the undersigned has agreed to enter into this letter agreement to further assure the Underwriters that the Trust Securities of the undersigned, now held or hereafter acquired, will not enter the public market at a time that might impair the underwriting effort.

Therefore, as an inducement to the Underwriters to execute the Underwriting Agreement, the undersigned hereby acknowledges and agrees that the undersigned will not (i) offer, sell, contract to sell, announce the intention to sell, pledge, grant or sell any option or contract to purchase or otherwise dispose of any Trust Securities, or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or otherwise acquire, any Trust Securities held by the undersigned or acquired by the undersigned after the date hereof, or that may be deemed to be beneficially owned by the undersigned (collectively, the “Lock-Up Units”), pursuant to the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the “Act”), and the Securities Exchange Act of 1934, as amended, for a period commencing on the date hereof and ending 180 days after the date of the Prospectus first filed pursuant to Rule 424(b) under the Act, inclusive (the “Lock-Up Period”), without the prior written consent of the Representatives or (ii) exercise or seek to exercise or effectuate in any manner any rights of any nature that the undersigned has or may have hereafter to require the Company or the Trust to register under the Act the undersigned’s sale, transfer or other disposition of any of the Lock-Up Units or other securities of the Trust held by the undersigned, or to otherwise participate as a selling securityholder in any manner in any registration effected by the Company or the Trust under the Act, including under the Registration Statement, during the Lock-Up Period. The foregoing restrictions are expressly agreed to preclude the undersigned from (x) entering into any swap or other agreement that transfers any of the economic consequences of ownership of or otherwise transfer or dispose of, directly or indirectly, any of the Lock-Up Units or (y) entering into any hedging, collar (whether or not for any consideration) or other transaction or arrangement that is designed to or reasonably expected to lead or result in a transfer, in whole or part, of any of the economic consequences of ownership of the Lock-Up Units. Such prohibited hedging or other transactions would include any short sale or any purchase, sale or grant of any right (including any put or call option or reversal or cancellation thereof) with respect to any Lock-Up Units or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Lock-Up Units.(1)

Notwithstanding the foregoing if (i) during the last 17 days of the Lock-Up Period, the Trust issues an earnings release or announces material news or a material event relating to the Trust occurs or (ii) prior to the expiration of the Lock-Up Period, the Trust announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the Lock-Up Period shall continue until the expiration of the 18-day period beginning on the date of issuance of the earnings release or the announcement of the material

(1) The Lock-Up Agreement executed by VOC Partners, LLC will have the following additional language: The foregoing restrictions shall not apply to the pledge of Trust Units pursuant to and in accordance with the Amended and Restated Credit Agreement dated as of the date hereof among the Company, VOC Partners, Bank of America, N.A. and the other lenders party thereto from time to time.

news or the occurrence of the material event, unless the Representatives, on behalf of the Underwriters, waives such extension in writing.

It is understood that, if the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, you will release the undersigned from the obligations under this letter agreement.

In furtherance of the foregoing, the Trust and its transfer agent and registrar are hereby authorized to decline to make any transfer of Lock-Up Units if such transfer would constitute a violation or breach of this letter. This letter shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned. Capitalized terms used but not defined herein have the respective meanings assigned to such terms in the Underwriting Agreement.

Very truly yours,

Name of Securityholder

EXHIBIT B

FORM OF OPINION OF MORRIS JAMES LLP

1.             The Trust has been duly created and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801 et seq. (the “DST Act”), and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a statutory trust have been made.

2.             The Trust has the statutory trust power and authority under the DST Act and the Trust Agreement to own properties, conduct its business and issue the Trust Units, all as described in the Trust Agreement, and to perform its obligations thereunder and to execute and deliver, and to perform its obligations under, the Transaction Documents (as such term is defined in the Trust Agreement) to which it is a party.

3.             The Trust Agreement has been duly authorized by the Delaware Trustee, and assuming the due execution and delivery by all parties thereto, the Trust Agreement will constitute a legal, valid and binding obligation of each of the parties thereto, enforceable against each of them in accordance with its terms.

4.             Upon the execution and delivery of the Trust Agreement and the commencement of the transactions described therein and in the Registration Statement, the Time of Sale Information and the Prospectus, all as described in the Registration Statement, the Time of Sale Information and the Prospectus, the Trust Units will have been duly authorized for issuance by the Trust and, upon (a) receipt of the consideration for the Trust Units by the Trust and (b) the entry of a notation in an ownership ledger maintained by the Trustee for the purpose of evidencing the ownership of the Trust Units pursuant to Section 4.01 of the Trust Agreement, all as described in the Trust Agreement, Registration Statement, the Time of Sale Information and the Prospectus, the Trust Units issued to the Company will constitute valid, fully paid and nonassessable beneficial interests in the assets of the Trust, entitled to the benefits of the Trust Agreement.

5.             Pursuant to Section 3803 of the DST Act, upon the valid issuance of the Trust Units to the Trust Unitholders in accordance with Section 4.01 of the Trust Agreement, the Trust Unitholders will be entitled to the same limitation of personal liability under Delaware Law as is extended to stockholders of private corporations for profit organized under the General Corporation law of the State of Delaware.

6.             The Underwriting Agreement has been duly authorized by the Trust.

7.             No approval, authorization, consent or other action by, or filing with, any governmental authority of the State of Delaware is required in connection with the issuance, execution and delivery of the Transaction Documents (as such term is defined in the Trust Agreement) or the Trust Units, as applicable, by the Trust, or the consummation by the Trust of the transactions contemplated by the Transaction Documents (as such term is defined in the Trust Agreement) to which the Trust is a party, other than the filing of the Trust’s certificate of trust with the Office of the Secretary of the State of Delaware (which certificate of trust has been duly filed).

B-1

8.             The issuance, execution and delivery by the Trust of the Transaction Documents (as such term is defined in the Trust Agreement) to which the Trust is a party or the Trust Units, as applicable, the performance by the Trust of its obligations thereunder or the consummation by the Trust of the transactions contemplated by the Transaction Documents (as such term is defined in the Trust Agreement) to which the Trust is a party do not result in a violation of the Trust’s certificate of trust or the Trust Agreement, or of any existing law or regulation of the State of Delaware known by us to be applicable to the Trust.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Company and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine and (iii) state that such opinions are limited to matters governed by the laws of the State of Delaware.

B-2

EXHIBIT C

FORM OF OPINION OF FOULSTON SIEFKIN LLP

1.             The Trust is duly qualified to conduct its business as a foreign statutory trust and is in good standing in the State of Kansas.  The Trustee is not required to qualify to transact business or appoint an agent for service of process in the State of Kansas solely as a result of the activities of the Trustee with respect to the Trust (as all such activities are described in the Registration Statement, the Time of Sale Information and the Prospectus), and such activities of the Trustee pursuant to the Trust Agreement will not require the appointment of an ancillary trustee in the State of Kansas.

2.             KEP is a limited liability company validly existing in good standing under the laws of the State of Kansas, with full limited liability company power and authority to own oil and gas assets and conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto).

3.             As of the Closing Date the Company owns 100% of the outstanding limited liability company interests in KEP.  All of such limited liability company interests have been duly authorized and have been validly issued, and are fully paid and nonassessable.

4.             The Conveyance has been duly authorized and when duly executed by the proper officers, managers or members KEP and delivered by KEP to the Trust, will constitute valid and binding agreements of KEP enforceable against KEP in accordance with its terms, except as such enforceability may be limited by (A) the application of bankruptcy, reorganization, insolvency or other laws affecting creditors’ rights generally and (B) equitable principles being applied at the discretion of a court before which any proceeding may be brought; the form of the Conveyance to be filed is adequate and sufficient under the laws of the State of Kansas to transfer title to the Net Profits Interest to the Trust and complies with the laws of the State of Kansas relating to recording, filing and registration laws and regulations; the recording of the Conveyance in the appropriate real property records in each county in the State of Kansas where the Subject Interests are located is sufficient to provide the Trust the protections afforded to a grantee of real property under the recordation laws of the State of Kansas against purchasers or creditors of the Grantor subsequently acquiring interests in the Subject Interests, and such purchasers and creditors of the Grantor will be deemed to purchase with notice of, and subject to, such Net Profits Interest and the Conveyance.

5.             No consent of or with any Kansas court, governmental agency or body having jurisdiction over the Trust or its properties in the State of Kansas is required in connection with (i) the issuance and sale of the Trust Units as described in the Registration Statement, the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement and the Operative Agreements by the Trust, the Company, KEP and VOC Partners and (iii) the consummation of the Transactions and any other transactions contemplated by the Underwriting Agreement or the Operative Agreements, except (A) consents required under state securities or “Blue Sky” laws in the State of Kansas in connection with the purchase and distribution of the Units by the Underwriters, as to which we give no opinion, (B) for such consents that have been, or prior to the Closing Date will be, obtained or made or (C) for such

C-1

consents that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of the Trust, the Company, KEP or VOC Partners to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents.

6.             None of (i) the issuance, offer, sale or delivery of the Firm Units by the Company, (ii) the execution, delivery or performance of the Underwriting Agreement, the Organizational Trust Agreement, the Trust Agreement, the Administrative Services Agreement, Contribution and Exchange Agreement or the Registration Rights Agreement by the Company, KEP or VOC Partners, or (iii) the consummation by the Company, KEP or VOC Partners of the Transactions or any other transactions contemplated by the Underwriting Agreement and the Operative Agreements, (A) conflicts or will conflict with the articles of KEP’s Articles of Organization or operating agreement, (B) constitutes or will constitute a breach of, or a default under, any bond, mortgage, deed of trust, loan, indenture, material agreement, lease or other instrument known to us to which KEP is a party or by which any of its properties is bound, or (C) violates or will result in any violation of the laws of the State of Kansas, except in the case of clauses (B) and (C) for any breach, default or violation that would not reasonably be expected to have a Material Adverse Effect or materially impair the ability of the Trust, the Company, KEP or VOC Partners to consummate the Transactions or any other transactions provided for in the Underwriting Agreement or the Transaction Documents.

7.             A beneficial owner of a Trust Unit will not be subject to personal liability under the laws of the State of Kansas by virtue of said ownership.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Company and KEP and the Trustee and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (iii) state that their opinion is limited to the laws of the State of Kansas, (v) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local tax statutes to which the Company, KEP or the Trust may be subject, and (vi) with respect to the existence of any Lien for which a financing statement under the Uniform Commercial Code of any state is on file, such counsel’s opinion is based solely upon such counsel’s review of a specific search of such state’s Secretary of State (each of which shall be as of a date not more than 10 days prior to the Closing Date or the Additional Closing Date and shall be provided to counsel to the Underwriters).

C-2

EXHIBIT D

FORM OF OPINION OF VINSON & ELKINS L.L.P.

1.             The Company is a limited partnership duly formed and validly existing in good standing under the laws of the State of Texas, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Information and the Prospectus (and any amendment or supplement thereto).

2.             Neither the Trust nor the Trustee is required to qualify to transact business or appoint an agent for service of process in the State of Texas as a result of the ownership, operation or activities of the Trust or the Trustee with respect to the Trust (as all such activities are described in the Registration Statement, the Time of Sale Information and the Prospectus), and such activities of the Trustee pursuant to the Trust Agreement will not require the appointment of an ancillary trustee in the State of Texas.

3.             The Company has all requisite power and authority to enter into this Agreement and to sell and deliver the Units to be sold by it to the Underwriters as provided herein.  The Agreement has been duly authorized, executed and delivered by the Company.

4.             The Conveyance has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding agreement of the Company under the laws of State of Texas, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); the form of the Conveyance to be filed is adequate and sufficient under the laws of the State of Texas to transfer title to the Net Profits Interest to the Trust and complies with the laws of the State of Texas relating to recording, filing and registration laws and regulations; the recording of the Conveyance in the appropriate real property records in each county in the State of Texas where the Subject Interests are located will cause the Conveyance to constitute a fully conveyed and vested real property interest and is sufficient to provide the Trust the protections afforded under the recordation laws of the State of Texas against purchasers or creditors of the Company subsequently acquiring interests in the Subject Interests, and such purchasers and creditors of the Company will be deemed to purchase with notice of, and subject to, such Net Profits Interest; and the Conveyance and the related Net Profits Interest and will not constitute executory contracts under the laws of the State of Texas or under the federal bankruptcy code.

5.             A beneficial owner of a Trust Unit will not be subject to personal liability under the laws of the State of Texas by virtue of said ownership.

6.             No consent of or with any Texas or federal court, governmental agency or body having jurisdiction over the Trust, the Company, KEP or VOC Partners or their respective properties is required in connection with (i) the issuance and sale of the Trust Units as described in the Registration Statement, the Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of this Agreement and the Operative Agreements by the Trust, the Company, KEP or VOC Partners and (iii) the consummation of the Transactions and any other transactions contemplated by this Agreement and the Operative Agreements, except (A) for registration of the Trust Units under the Act and consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Closing Date will be, obtained or made, (C) for such consents that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of the Trust, the Company, KEP or VOC Partners to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents and (D) except as described in the Registration Statement, the Time of Sale Information and the Prospectus.

7.             None of (i) the issuance and sale of the Trust Units as described in the Registration Statement, Time of Sale Information and the Prospectus, (ii) the execution, delivery and performance of the Agreement and the Operative Agreements by the Trust, the Company, KEP and VOC Partners, or (iii) the consummation of the Transactions and any other transactions contemplated by the Agreement and the Operative Agreements, (A) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Certificate of Limited Partnership of the Company or the Amended and Restated Agreement of Limited Partnership of the Company, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default), under any agreement or instrument filed as an exhibit to the Registration Statement, (C) violates or will violate any federal, Delaware or Texas statute, law or regulation or any order, judgment, decree or injunction known to such counsel of any federal, Delaware or Texas court or governmental agency or body directed to any of the Trust, the Company, KEP or VOC Partners or any of their respective properties or assets in a proceeding to which any of them or their respective properties or assets is a party or is bound or (D) results or will result in the creation or imposition of any Lien upon any property (including, without limitation, the Subject Interests) or assets of the Trust, which conflicts, breaches, violations, defaults, events or Liens, in the case of clauses (B), (C) or (D), would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of the Trust, the Company, KEP or VOC Partners to consummate the Transactions or any other transactions provided for in the Agreement or the Transaction Documents.

8.             Each of the Trust Agreement and the Administrative Services Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the parties thereto other than the Company, constitutes a valid and legally binding agreement of the parties thereto, enforceable against each of them in accordance with its respective terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

9.             The statements set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the captions “Prospectus summary,” “The trust,” and “Computation of Net Proceeds,” “Description of the trust agreement,” “Description of the trust units,” “Federal Income Tax Considerations,” and “ERISA considerations,” insofar as they purport to constitute summaries of provisions of federal, Texas or Delaware statutes, rules and regulations, or of any specific agreement or instrument, constitute complete and accurate summaries thereof in all material respects; and the descriptions of the Units contained in the Registration Statement, the Time of Sale Information and the Prospectus under the captions “Prospectus Summary,” “The trust,” “Description of the trust agreement,” and “Description of the trust units” constitute accurate summaries of the terms of the Units in all material respects.

10.           To the knowledge of such counsel, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Trust.

11.           To the knowledge of such counsel, there are no (i) legal or governmental proceedings pending or threatened to which the Company, KEP or the Trust is a party or to which any of their respective properties is subject that are required to be described in the Registration Statement, the Time of Sale Information or the Prospectus but are not so described as required by the Act or (ii) agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Time of Sale Information and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required by the Act.

12.           The Registration Statement was declared effective under the Act as of the date and time specified in such opinion; to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by such Rule.

13.           The Registration Statement, on the Effective Date and on the Closing Date and any Additional Closing Date, and the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the Closing Date and any Additional Closing Date, appeared on their face appropriately responsive, in all material respects, to the requirements of the Act and the rules and regulations thereunder, except that in each case such counsel need express no opinion with respect to the financial statements and the notes and schedules thereto and the independent public accounting firm’s report thereon, the oil and gas reserve data, or other financial data, accounting data and statistical data contained in or omitted from the Registration Statement, the Time of Sale Information or the Prospectus.

14.           Neither the Company, KEP nor VOC Partners is, nor after giving effect to the offering and sale of the Trust Units and the application of the net proceeds from such sale as described in the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Use of Proceeds” and the sale of the Trust Units to VOC Partners pursuant to the Trust Unit Purchase Agreement, will be, an “investment company” or a company “controlled by” an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an investment company within the meaning of the Investment Company Act of 1940, as amended.

15.           Assuming that each Underwriter acquires its interest in the Units it has purchased from the Company without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that has purchased such Units, which have been delivered on the Closing Date to The Depository Trust Company, by making payment therefor as provided in this Agreement, and that has had such Units credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company, will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Units purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Units.

16.           The opinion letter of Vinson & Elkins L.L.P. that is filed as Exhibit 8.1 to the Registration Statement is confirmed, and the Underwriters may rely upon such opinion letter as if it were addressed to them.

In addition, such counsel shall state that they have reviewed the Registration Statement, the Time of Sale Information and the Prospectus and have participated in conferences with officers and other representatives of the Company and the Trust, the independent registered public accounting firm of the Trust and the Company and representatives of the Underwriters, at which the contents of the Registration Statement, the Time of Sale Information and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Time of Sale Information and the Prospectus (except to the extent specified in the foregoing opinions), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:

(A)  the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B)   the Time of Sale Information, as of the Time of Sale, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(C)   the Prospectus, as of its date and as of the Closing Date or the Additional Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief with respect to (a) the financial statements and related schedules, including the notes thereto and the independent public accounting firm’s report thereon, (b) the oil and gas reserve data, or (c) other financial data, accounting data and statistical data contained therein or omitted therefrom.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Company upon information obtained from public officials; (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine; (iii) with respect to the opinion expressed as to the good standing of the Company, state that such opinion is based upon certificates provided by the Secretary of State of Texas (which shall be dated as of a date not more than 10 days prior to the Closing Date and the Additional Closing Date and shall be provided to counsel to the Underwriters) and express no conclusions beyond what are stated in such certificate; (iv) state that their opinion is limited to federal laws and the laws of the States of Texas, Delaware and New York; and (v) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local tax statutes to which the Company or the Trust may be subject.

EXHIBIT E

FORM OF OPINION OF ANDREWS KURTH LLP

1.             Assuming the due authorization by the Trust of this Agreement, the Conveyance and the Registration Rights Agreement, this Agreement, the Conveyance and the Registration Rights Agreement have been validly executed and delivered by the Trust.

2.             The Trust Agreement and the Administrative Services Agreement have each been duly authorized, validly executed and delivered by the Trustee.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of the Trustee and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine and (iii) state that such opinion is limited to matters governed by the laws of the State of  Delaware.

E-1